Exhibit 10.65

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE
J

2. AMENDMENT/MODIFICATION NO. 15	3. EFFECTIVE DATE 29-Sep-2008	4. REQUISITION/PURCHASE REQ. NO. SEE SCHEDULE	5. PROJECT NO. (If applicable)

CODE	M67854	CODE	S1103A

6. ISSUED BY COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTEN: MRAP/CARL V. BRADSHAW 2200 LESTER STREET QUANTICO, VA 22134-5010		7. ADMINISTERED BY (If other than Item 6) DCMA ATLANTA ATTN: KAREN BENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) FORCE PROTECTION INDUSTRIES, INC. DAMON WALSH 9801 HIGHWAY 78, #1 LADSON, SC 29456			9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

		☒	10A. MOD. OF CONTRACT/ORDER NO. M67854-07-D-5031-0003

CODE: 1EFH8	FACILITY CODE	☒	10B. DATED (SEE ITEM 13) 23-Apr-2007

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.	☐ is extended.	☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15 and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONRTRACT ORDER NO. IN ITEM 10A.

B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Far 43.103(a) Bilateral Agreement

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor	☐ is not,	☒ is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: garners084363

The purpose of this modification is to: 1) Created SubCLIN 0086AA PLL - CAT II; 2) Move data from base CLIN 0085 to SUBCLIN 0085AA; 3) order subCLIN 0085 AB PLL - CAT I, CLIN 1003 90 Day Consumables- CAT I, CLIN 0045 Labor CAT II, CLIN 0086 PLL - CAT II, CLIN 0087 ASL-CAT I, and CLIN 0088 ASL - CAT II.

This modification also corrects the SPS version of previous modifications as follows: Modification 12 dated 04 Sept 08 to read Modification 13, Modification 13 dated 09 Sept 08 to read Modification 14.

See Summary of Changes all other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Otis Byrd, VP of Contracts	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) CARL V. BRADSHAW / CONTRACTING OFFICER
	TEL:	EMAIL:

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Otis Byrd	10/1/2008	By	/s/ Carl V. Bradshaw	01-Oct-2008
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30	30-105-04		STANDARD FORM 30 (Rev. 10-83)
APPROVED BY OIRM 11-84			Prescribed by GSA FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $41,801,677.00 from $507,423,868.00 to $549,225,545.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0085
The CLIN type priced has been deleted.
The pricing detail quantity 1.00 has been deleted.
The unit price amount has decreased by $[***] from $[***] to $[***].
The PROG code A4A has been added.
The WSC Equipment code 000 has been added.
The MDAP/MAIS Code 000 has been added.
The total cost of this line item has decreased by $313,123.00 from $313,123.00 to UNDEFINED.

CLIN 0045 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0045			Hours	$ [***]	$	[***]
Technical Support - Labor Category II
FFP
As applicable in accordance with SOW. 10,000 hours Category I and 10,000 hours Category II. Previously SubCLIN 0024AB.
FOB: Destination

				NET AMT	$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 0045AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0045AA		672	Hours	$ [***]	$	[***]
Technical Support - Labor Category II
FFP

Require engineering hours for comprehensive design of the Automatic Fire Extinguishing System (AFES) kit and exterior modification kit by FPI to be incorporated into government owned fielded vehicles. The deliverables shall be the top level form, fit, and function drawings, the estimated kit procurement costs, and the estimated man hours required for installation.

FOB: Destination
MILSTRIP: M9545008RC86012
PURCHASE REQUEST NUMBER: M9545008RC860120008

				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: M9545008RC8601200080025

SUBCLIN 0085AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0085AA		1	Lot	$ [***]	$	[***]
CAT I PLL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table A for list and quantity of items. A Lot consists of one total amount of Table A.
FOB: Destination
MILSTRIP: N6258307RCMQ791
PURCHASE REQUEST NUMBER: M9545008RC00038

				NET AMT	$	[***]

	ACRN AD				$	[***]
CIN: M9545008RC00038

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 0085AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0085AB		15	Lot	$ [***]	$	[***]
CAT I PLL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table A for list and quantity of items. A Lot consists of one total amount of Table A.
FOB: Destination
MILSTRIP: M9545008RC86012
PURCHASE REQUEST NUMBER: M9545008RC860120008

				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: M9545008RC860120080027

CLIN 0086 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086			Lot	$ [***]	$	[***]
CAT II PLL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination

				NET AMT	$	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 0086AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0086AA		7	Lot	$ [***]	$	[***]
CAT II PLL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table B for list and quantity of items. A Lot consists of one total amount of Table B.
FOB: Destination
MILSTRIP: M9545008RC86012
PURCHASE REQUEST NUMBER: M9545008RC860120008

				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: M9545008RC8601200080028

SUBCLIN 0087AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0087AC		16	Lot	$ [***]	$	[***]
CAT I ASL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table C for list and quantity of items. A Lot consists of one total amount of Table C.
FOB: Destination
MILSTRIP: M9545008RC86012
PURCHASE REQUEST NUMBER: M9545008RC860120008

				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: M9545008RDC8601200080029

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0088 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088			Lot	$ [***]	$	[***]
CAT II ASL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination

				NET AMT	$	[***]

SUBCLIN 0088AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088AA		1	Lot	$ [***]	$	[***]
CAT II ASL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination
MILSTRIP: M9545007RC76509
PURCHASE REQUEST NUMBER: M9545007RC765090014

				NET AMT	$	[***]

	ACRN AG				$	[***]
CIN: M9545007RC650900140029

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 0088AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0088AB		6	Lot	$ [***]	$	[***]
CAT II ASL
FFP
1-Yr Spare parts. 1 per 25 vehicles. See Table D for list and quantity of items. A Lot consists of one total amount of Table D.
FOB: Destination
MILSTRIP: M9545008RC86012
PURCHASE REQUEST NUMBER: M9545008RC60120008

				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: M9545008RC86012100008030

CLIN 1003 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1003		26	Lot	$ [***]	$	[***]
90 Day Consumable CATEGORY I
FFP
In accordance with SOW.
FOB: Destination
MILSTRIP: M9545008RC86012
PURCHASE REQUEST NUMBER: M9545008RC60120008

				NET AMT	$	[***]

	ACRN AP				$	[***]
CIN: M9545008RC86012100008026

SECTION E - INSPECTION AND ACCEPTANCE

The Acceptance/Inspection Schedule for CLIN 0003 has been changed from:
	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
	Destination	Government	Destination	Government

To:
	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
	Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for CLIN 0045:
	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
	Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Acceptance/Inspection Schedule for SUBCLIN 0045AA:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 0085AA:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 0085AB:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for CLIN 0086:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 0086AA:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 0087AC:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for CLIN 0088:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 0088AA:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for SUBCLIN 0088AB:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule for CLIN 1003:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION F - DELIVERIES OR PERFORMANCE

The following Delivery Schedule item has been deleted from CLIN 0085:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

21-OCT-2008	1

APX TRTC
RECEIVING
550 ATLANTIC ST, BLDG 550
DOVER AFB DE 19902-5061
302-677-4390
FOB: Destination

Mark For:
OIF MF M94457 USMC TMO EAST
UNIT 72038
NAVY SEABEES 22nd NCR (FWD)
AL TAQQADUM AIR BASE
HABINNIY, IRAQ-ZIP 127
ATTN: MANUEL NIETO

			FY9125

The following Delivery Schedule has been added to SUBCLIN 0085AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

21-OCT-2008	1

APX TRTC
RECEIVING
550 ATLANTIC ST, BLDG 550
DOVER AFB DE 19902-5061
302-677-4390
FOB: Destination

Mark For:
OIF MF M94457 USMC TMO EAST
UNIT 72038
NAVY SEABEES 22nd NCR (FWD)
AL TAQQADUM AIR BASE
HABINNIY, IRAQ-ZIP 127
ATTN: MANUEL NIETO

			FY9125

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule has been added to SUBCLIN 0085AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	11	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination USMC MDC EAST OIF MF MMX200 AL TAQADDUM AB HABBANIYAH 1Q	FY9125

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	4

305 APS TRT INTRANSIT CARGO
1757 VANDENBERG, AVE
BLDG 1757 CP
MCGUIRE AFB, NJ 08641-5528
609-754-5443
FOB: Destination

Mark For:               Quantity 3
TMO 24TM MEU INTER FWD
USMC DODAAC M94484
ATTN: CWO2 GREGORY GOODMAN
KANDAHAR, AF
APO AE 09355-000

Mark For:               Quantity 1
DODAAC W91EB8
3RD BN/401ST AFSBN-AF
APS-5 MRAP YARD
ATTN: MR ROY GILBREATH/RANDY
RANKIN
OEF JLI SUPPLY COORD
BAGRAM AFB, AFGHANISTAN
APO AE 09354
312-987-5007 OPT 1, EXT 6613
gilbreathr@mmcs.army.mil

			FY4484

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule has been added to SUBCLIN 0086AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	6	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination USMC MDC EAST OIF MF MMX200 AL TAQADDUM AB HABBANIYAH IQ	FY9125

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	1

305 APS TRT INTRANSIT CARGO
1757 VANDENBERG, AVE
BLDG 1757 CP
MCGUIRE AFB, NJ 08641-5528
609-754-5443
FOB: Destination

Mark For:
DODAAC W91EB8
3RD BN/401ST AFSBN-AF
APS-5 MRAP YARD
ATTN: MR ROY GILBREATH/RANDY
RANKIN
OEF JLI SUPPLY COORD
BAGRAM AFB, AFGHANISTAN
APO AE 09354
312-987-5007 OPT 1, EXT 6613
gilbreathr@mmcs.army.mil

			FY4484

The following Delivery Schedule has been added to SUBCLIN 0087AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	11	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination USMC MDC EAST	FY9125

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OIF MF MMX200 AL TAQADDUM AB HABBANIYAH IQ

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	5

305 APS TRT INTRANSIT CARGO
1757 VANDENBERG, AVE
BLDG 1757 CP
MCGUIRE AFB, NJ 08641-5528
609-754-5443
FOB: Destination

Mark For:               Quantity 3
TMO 24TM MEU INTER FWD
USMC DODAAC M94484
ATTN: CWO2 GREGORY GOODMAN
KANDAHAR, AF
APO AE 09355-000

Mark For:               Quantity 2
DODAAC W91EB8
3RD BN/401ST AFSBN-AF
APS-5 MRAP YARD
ATTN: MR ROY GILBREATH/RANDY
RANKIN
OEF JLI SUPPLY COORD
BAGRAM AFB, AFGHANISTAN
APO AE 09354
312-987-5007 OPT 1, EXT 6613
gilbreathr@mmcs.army.mil

			FY4484

The following Delivery Schedule has been added to SUBCLIN 0088AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	1	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination USMC MDC EAST OIF MF MMX200 AL TAQADDUM AB HABBANIYAH IQ	FY9125

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule has been added to SUBCLIN 0088AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	6	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination	FY9125

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	1

305 APS TRT INTRANSIT CARGO
1757 VANDENBERG, AVE
BLDG 1757 CP
MCGUIRE AFB, NJ 08641-5528
609-754-5443
FOB: Destination

Mark For:               Quantity 1
DODAAC W91EB8
3RD BN/401ST AFSBN-AF
APS-5 MRAP YARD
ATTN: MR ROY GILBREATH/RANDY
RANKIN
OEF JLI SUPPLY COORD
BAGRAM AFB, AFGHANISTAN
APO AE 09354
312-987-5007 OPT 1, EXT 6613
gilbreathr@mmcs.army.mil

			FY4484

The following Delivery Schedule has been added to CLIN 1003:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	18	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677, 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination USMC MDC EAST OIF MF MMX200 AL TAQADDUM AB HABBANIYAH IQ	FY9125

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	6

305 APS TRT INTRANSIT CARGO
1757 VANDENBERG, AVE
BLDG 1757 CP
MCGUIRE AFB, NJ 08641-5528
609-754-5443
FOB: Destination

Mark For:               Quantity 1
DODAAC W91EB8
3RD BN/401ST AFSBN-AF
APS-5 MRAP YARD
ATTN: MR ROY GILBREATH/RANDY
RANKIN
OEF JLI SUPPLY COORD
BAGRAM AFB, AFGHANISTAN
APO AE 09354
312-987-5007 OPT 1, EXT 6613
gilbreathr@mmcs.army.mil

			FY4484

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

30-OCT-2008	2

NAVAL AIR TERMINAL NORFOLK
DUTY OFFICER
8449 AIR CARGO ROAD, BLDG LP 205
NORFOLK, VA 23511-4497
757-455-6556
FOB: Destination

Mark For:
EXPLOSIVE ORDNANCE DISPOSAL
N55568
CMC EDWARD TYSON
MOBILE UNIT 8 NAS BLDG 452,
CANTRADA SIG
CATANIA 95100-5000
39-095-86-6548
FOB: Destination

			N45627

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

As a result of this modification, the total funded amount for this document was increased by $41,801,677.00 from $507,423,868.00 to $549,225,545.00.

SUBCLIN 0045AA:

Funding on SUBCLIN 0045AA is initiated as follows:

ACRN:  AP

CIN:  M9545008RC8601200080025

Acctng Data: 17811096520 250 67854 067443 2D 6520C5

Increase  $[***]

Total: $[***]

Cost Code: 8RC8601215P5

CLIN 0085:

AD: 1771810K5XG 312 9B616 1 068688 2D CMQ791 625837P0791W (CIN
00000000000000000000000000000) was decreased by $313,123.00 from $313,123.00 to $0.00

SUBCLIN 0085AA:
Funding on SUBCLIN 0085AA is initiated as follows:

ACRN: AD

CIN: M9545008RC00038

Acctng Data: 1771810K5XG 312 9B616 1 068688 2D CMQ791

Increase:  $[***]

Total:  $[***]

Cost Code:  625837P0791W

SUBCLIN 0085AB:
Funding on SUBCLIN 0085AB is initiated as follows:

ACRN:  AP

CIN:  M9545008RC860120080027

Acctng Data:  17811096520 250 67854 067443 2D 6520C5

Increase: $[***]

Total: $[***]

Cost Code: 8RC8601215P5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 0086AA:
Funding on SUBCLIN 0086AA is initiated as follows:

ACRN: AP

CIN: M9545008RC8601200080028

Acctng Data: 17811096520 250 67854 067443 2D 6520C5

Increase: $[***]

Total: $[***]

Cost Code: 8RC8601215P5

SUBCLIN 0087AC:
Funding on SUBCLIN 0087AC is initiated as follows:

ACRN: AP

CIN: M9545008RDC860120080029

Acctng Data: 17811096520 250 67854 067443 2D 6520C5

Increase: $[***]

Total:  $[***]

Cost Code:  00007RC76509

SUBCLIN 0088AA:
Funding on SUBCLIN 0088AA is initiated as follows:

ACRN: AG

CIN: M9545007RC650900140029

Acctng Data: 17711096520 310 67854 067443 2D 6520S9

Increase: $[***]

Total: : $[***]

Cost Code: 00007RC76509

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SUBCLIN 0088AB:
Funding on SUBCLIN 0088AB is initiated as follows:

ACRN:  AP

CIN:  M9545008RC86012100008030

Acctng Data:  17811096520 250 67854 067443 2D 6520C5

Increase:  $[***]

Total: $[***]

Cost Code:  8RC8601215P5

CLIN 1003:
Funding on CLIN 1003 is initiated as follows:

ACRN: AP

CIN: M9545008RC86012100080026

Acctng Data: 17811096520 250 67854 067443 2D 6520C5

Increase: $[***]

Total: : $[***]

Cost Code: 8RC8601215P5

(End of Summary of Changes)